Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Minera Andes Inc. (the “Company”) on Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Allen V. Ambrose, President of the Company, and Bonnie L. Kuhn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2004	/s/ Allen V. Ambrose
Allen V. Ambrose President

Date: March 26, 2004	/s/ Bonnie L. Kuhn
Bonnie L. Kuhn Chief Financial Officer